As filed with the Securities and Exchange Commission on September 28, 2015
                                                                                                                                                                                                                                                                                                 Registration No. 333-52628

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
____________________

WORTHINGTON INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)
Ohio	31-1189815
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio  43085
(Address of Principal Executive Offices)  (Zip Code)

Worthington Industries, Inc. Amended and Restated 2000 Stock Option Plan for
Non-Employee Directors (formerly known as Worthington Industries, Inc.
2000 Stock Option Plan for Non-Employee Directors)
(Full title of the plan)

Dale T. Brinkman, Esq.
Vice President – Administration,
General Counsel and Secretary
Worthington Industries, Inc.
200 Old Wilson Bridge Road
Columbus, Ohio 43085
Tel. No.:  (614) 438-3001
(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Elizabeth Turrell Farrar, Esq.
Vorys, Sater, Seymour and Pease LLP
52 East Gay Street
Columbus, Ohio 43215
Tel. No.:  (614) 464-5607

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☑	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
(Do not check if a smaller reporting company)

AMENDMENT TO REMOVE CERTAIN SECURITIES FROM REGISTRATION

Worthington Industries, Inc. (“Registrant” or the “Company”) is filing this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to deregister certain common shares, without par value (“Common Shares”),  originally registered by the Registrant pursuant to its Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2000, File No. 333-52628, with respect to 250,000 of the Registrant’s Common Shares to be  offered or sold pursuant to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors.    Effective as of November 1, 2008, the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors was amended and restated and is now known as the Worthington Industries, Inc. Amended and Restated 2000 Stock Option Plan for Non-Employee Directors (the “2000 Plan”).

This Post-Effective Amendment No. 1 to Form S-8 Registration Statement is being filed to amend the Registration Statement to remove from registration all the Registrant’s Common Shares, registered for offering or sale pursuant to the 2000 Plan, which remain unsold and unissued.  No awards of stock options are outstanding under the 2000 Plan and none will be granted under the 2000 Plan in the future.

[Remainder of this page intentionally left blank; signature page follows]

SIGNATURES

The Registrant.  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on September 24, 2015.

WORTHINGTON INDUSTRIES, INC.

By:/s/ John P. McConnell
John P. McConnell, Chairman of the Board and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-8 Registration Statement has been signed by the following persons in the capacities indicated on September 24, 2015.

Signature	Title

/s/ John P. McConnell	Director, Chairman of the Board and
John P. McConnell	Chief Executive Officer (Principal Executive Officer)

/s/ B. Andrew Rose	Executive Vice President and Chief Financial Officer
B. Andrew Rose	(Principal Financial Officer)

/s/ Richard G. Welch	Controller (Principal Accounting Officer)
Richard G. Welch

/s/ Kerrii B. Anderson *	Director
Kerrii B. Anderson

/s/ John B. Blystone *	Director
John B. Blystone

/s/ Mark C. Davis *	Director
Mark C. Davis

Signature	Title

/s/ Michael J. Endres *	Director
Michael J. Endres

/s/ Ozey K. Horton, Jr. *	Director
Ozey K. Horton, Jr.

/s/ Peter Karmanos, Jr. *	Director
Peter Karmanos, Jr.

/s/ Carl A. Nelson, Jr. *	Director
Carl A. Nelson, Jr.

/s/ Sidney A. Ribeau *	Director
Sidney A. Ribeau

/s/ Mary Schiavo *	Director
Mary Schiavo

____________________________

*  The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No. 1 to Form S-8 Registration Statement on behalf of each of the directors of the Registrant identified above pursuant to powers of attorney executed by the directors identified above, which powers of attorney are filed with this Post-Effective Amendment  No.1 to Form S-8 Registration Statement as Exhibit 24.

*  By: /s/ John P. McConnell                                                   Date:  September 24, 2015
John P. McConnell, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description

24	Powers of Attorney of Certain Directors and Executive Officers of Worthington Industries, Inc. (Filed herewith)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration  Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment  No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                      /s/John P. McConnell
                                                        John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment  No.1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                      /s/B. Andrew Rose
                                                                                                       B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                   /s/Richard G. Welch
                                                      Richard G. Welch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of September, 2015.

                                                         /s/Kerrii B. Anderson
                                                          Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                          /s/John B. Blystone
                                                           John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                             /s/Mark C. Davis
                                                              Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                              /s/Michael J. Endres
                                                               Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                               /s/Ozey K. Horton, Jr.
                                                                 Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                                 /s/Peter Karmanos, Jr.
                                                                  Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment  No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment  No. 1to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                                   /s/Carl A. Nelson, Jr.
                                                                    Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2015.

                                                                   /s/Sidney A. Ribeau
                                                                    Sidney A. Ribeau

POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Form S-8 Registration Statement related to the Worthington Industries, Inc.  Amended and Restated 2000 Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of September, 2015.

                                                                            /s/Mary Schiavo
                                                                             Mary Schiavo